Fair Value Measurement	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurement
(7)	FAIR VALUE MEASUREMENT

The following table presents a roll-forward of the fair value of Level 3 available-for-sale investment for nine months ended December 31, 2017 and the years ended December 31, 2018 and 2019, respectively:

Available-for-sale investment
RMB
Ending balance as of March 31, 2017	10,376,547
Total gain or losses:
Included in net income	(10,458,538)
Reclassification adjustment for loss on available-for-sale investment included in net income, net of nil income tax	553,870
Foreign currency translation adjustment	(471,879)
Ending balance as of December 31, 2017, 2018 and 2019	—

The following tables present the placement in the fair value hierarchy of assets that are measured at fair value on a non-recurring basis at December 31, 2018 and 2019:

		Fair value disclosure or measurement at December 31, 2018 using
	December 31, 2018	Level 1	Level 2	Level 3
	RMB	RMB	RMB	RMB
Other equity investments
ApplySquare Education & Technology Co., Ltd.	22,471,700	—	—	22,471,700
Beijing GlobalWisdom Information Technology Co., Ltd.	5,919,198	—	—	5,919,198

Fair value disclosure or measurement at December 31, 2019 using
	December 31, 2019	Level 1	Level 2	Level 3
	RMB	RMB	RMB	RMB
Other equity investments
ApplySquare Education & Technology Co., Ltd.	1,576,391	—	—	1,576,391
Beijing GlobalWisdom Information Technology Co., Ltd.	—	—	—	—

The other equity investments without readily determinable fair value are recorded at fair value only if an impairment or observable price adjustment is recognized in the current period. If an impairment or observable price adjustment is recognized on the equity securities during the period, the Company will classify these assets as Level 3 within the fair value hierarchy based on the nature of the fair value inputs.

ApplySquare entered into a new financing agreement with a group of new investors in 2018, which provided the observable price for ACG’s investment and the fair value adjustments are determined primarily based on the market approach as of the transaction date. As a result, the Group recognized a gain of RMB 2,750,000 from the change in fair value for the year ended December 31, 2018.

To estimate the fair value of investment in Applysquare as of December 31, 2019, the Group used Discounted Cash Flow Model ("DCF Model"), which is based on the fair value of the entire invested capital of Applysquare using an income approach. The significant inputs for the valuation model include, but not limited to, future cash flows, discount rate, and the comparable selection set of companies operating in similar businesses. As a result, the Group recorded an impairment loss of RMB 20,895,309 for the year ended December 31, 2019.

To estimate the fair value of investment in GlobalWisdom, the Group used Discounted Cash Flow Model ("DCF Model"), which is based on the fair value of the entire invested capital of GlobalWisdom using an income approach. The significant inputs for the valuation model include, but not limited to, future cash flows, discount rate, and the comparable selection set of companies operating in similar businesses. As a result, the Group recorded impairment losses of RMB 6,380,802 for the year ended December 31, 2018 and RMB 5,919,198 for the year ended December 31, 2019.

The Group did not have any non-financial assets and liabilities that are measured at fair value on a non-recurring basis as of December 31, 2018 and December 31, 2019, respectively.

The Group’s financial instruments consist of cash and cash equivalents, accounts receivable, advances to third parties, employees and suppliers, which are included in the prepaid expenses and other current assets, loan receivable, subscription receivable, accrued expenses and other payables and short-term loans, all of which have a carrying amount that approximate fair value because of the short maturity of these instruments.